UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 18, 2005

EXACTECH, INC.

(Exact name of registrant as specified in its charter)

Florida	0-28240	59-2603930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 N.W. 66TH Court

Gainesville, Florida 32653

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (352) 377-1140

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Enter into a Material Definitive Agreement

On October 18, 2005, Exactech, Inc., (the “Company”) entered into a Business Loan Agreement (the “Loan Agreement”) with SunTrust Bank (the “Lender”) pursuant to the terms of which the Lender extended a loan in an amount equal to $4,000,000 (the “SunTrust Loan”). The SunTrust Loan was obtained to recapture costs of improvements to the Company’s existing real estate facilities and restructure portions of existing working capital debt. The maturity date for the SunTrust Loan is October 18, 2015.

Borrowings under the SunTrust Loan bear interest at primarily LIBOR-based rates plus a spread equal to 153 basis points. The SunTrust Loan is secured by a first priority mortgage granted with respect to certain parcels of real estate of the Company and a second priority mortgage with respect to certain other parcels of real estate, including, in both cases, all fixtures and certain other equipment attached, used or intended to be used in connection with the operation of such real estate.

The SunTrust Loan contains customary affirmative and negative covenants and warranties, including certain financial covenants with respect to the Company’s leverage, interest and debt coverage ratios and limits other indebtedness and liens of the Company. It also contains customary Events of Default (as defined in the SunTrust Loan). If the Company experiences any Event of Default then, to the extent permitted in the SunTrust Loan, the Lender may accelerate any outstanding amounts owed to the lender.

The Lender, and its respective affiliates, has performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the SunTrust Loan is qualified in its entirety by reference to the Loan Agreement and Mortgage and Security Agreement which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosures set forth in Item 1.01 above, the contents of which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1	Business Loan Agreement, dated as of October 18, 2005, by and among Exactech, Inc., as Borrower and SunTrust Bank, as Lender.

10.2	Mortgage and Security Agreement, dated as of October 18, 2005, by and among Exactech, Inc., as Mortgagor and SunTrust Bank, as Mortgagee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXACTECH, INC.

Dated: October 21, 2005	By:	/s/ JOEL PHILLIPS
Joel Phillips, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Business Loan Agreement, dated as of October 18, 2005, by and among Exactech, Inc., as Borrower and SunTrust Bank, as Lender.

10.2	Mortgage and Security Agreement, dated as of October 18, 2005, by and among Exactech, Inc., as Mortgagor and SunTrust Bank, as Mortgagee.